                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Heather Dzielak, Susan M. Keating and Kelly D. Clevenger, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements, or amendments thereto; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement as follows: Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: 033-000417
Lincoln Life Flexible Premium Variable Life Account F: 033-014692; 333-040745 Lincoln Life Flexible Premium Variable Life Account J: 033-076434
Lincoln Life Flexible Premium Variable Life Account M: 333-042479; 333-054338;
        333-084370; 333-084360; 333-111137; 333-111128; 333-118478; 333-118477;
        333-063940; 333-054338; 333-084370; 333-082663; 333-084360
Lincoln Life Flexible Premium Variable Life Account R: 333-033782; 333-090432; 333-115882; 333-125792; 333-125991; 333-043107; 333-033782; 333-090432
Lincoln Life Flexible Premium Variable Life Account S: 333-072875; 333-104719;
        333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481;
        333-115883; 333-081882; 333-081884; 333-090438
Variable Annuity Separate Accounts:
Lincoln National Variable Annuity Fund A: 002-026342; 002-025618
Lincoln National Variable Annuity Account C: 033-025990; 333-050817;
        333-068842; 333-112927
Lincoln National Variable Annuity Account E: 033-026032
Lincoln National Variable Annuity Account H: 033-027783; 333-018419; 333-035780;
        333-035784; 333-061592; 333-063505
Lincoln National Variable Annuity Account L: 333-004999
Lincoln Life Variable Annuity Account N: 333-040937; 333-036316; 333-036304;
        333-061554; 333-119165
Lincoln Life Variable Annuity Account Q: 333-043373
Lincoln Life Variable Annuity Account T: 333-032402; 333-073532
Lincoln Life Variable Annuity Account W: 333-052572; 333-052568; 333-064208

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated:  April   4, 2006


Signature                                  Title

/s/ Dennis Glass
______________________________            President
Dennis Glass                              (Principal Executive Officer)

/s/ Frederick J. Crawford
______________________________            Chief Financial Officer and Director
Frederick J. Crawford                     (Principal Financial Officer)

/s/ Michael S. Smith
______________________________            Senior Vice President, Chief Risk
Michael S. Smith                          Officer and Director


/s/ See Yeng Quek
______________________________            Senior Vice President and Director
See Yeng Quek

/s/ Donna D. DeRosa
______________________________            Director
Donna D. DeRosa

/s/ Jude T. Driscoll
______________________________            Director
Jude T. Driscoll

/s/ Barbara S. Kowalczyk
______________________________            Director
Barbara S. Kowalczyk




For Dennis Glass and Frederick J. Crawford:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08

For Michael S. Smith:

State of Indiana           )
                           ) SS
County of Allen            )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Sharlene K. Honegger
-----------------------------------
Notary Public
My Commission Expires: 2/29/08



For See Yeng Quek:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: 10/31/09

For Donna D. DeRosa:
-------------------

State of Connecticut       )
                           ) SS
County of Hartford         )

Sworn and subscribed before me this 31st day of March, 2006.

/s/ Martha Jarvis
------------------------------------
Notary Public
My Commission Expires: Sep. 30, 2007

For Jude T. Driscoll:
--------------------

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: 10/31/09

For Barbara S. Kowalczyk:
------------------------

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08